Exhibit 99.1
Vcall
601 Moorefield Park Dr.
Richmond, VA 23236
Phone: 888-301-5399
Fax: 804-327-7554
info@vcall.com
www.vcall.com
www.investorcalendar.com
Transcript of
Hanover Capital Mortgage Holdings, Inc. (HCM)
Third Quarter 2008 Earnings Conference Call
November 17, 2008
Participants
John A. Burchett, President and Chief Executive Officer
Irma N. Tavares, Chief Operations Officer
Harold F. McElraft, Chief Financial Officer
Suzette N. Berrios, General Counsel
Presentation
Operator
Greetings and welcome to the Hanover Capital Mortgage Third Quarter Earnings Results. At this time, all participants are on a listen-only mode. A question and answer session will follow the formal presentation. If anyone should require operator assistance during the conference, please press *0 on your telephone keypad. As a reminder, this conference is being recorded.
It is now my pleasure to introduce your host, Mr. John Burchett, President and CEO for Hanover Capital Mortgage. Thank you, Mr. Burchett, you may begin.
John A. Burchett — Hanover Capital Mortgage Holdings, Inc — President and Chief Executive Officer
Good morning. Thank you.
Before I start the statement, I wanted to remind everyone of our standard disclaimers about forward-looking statements that are set forth both in Friday’s press release and our most recent Form 10-Q for the quarter ended 09/30/08 and in the 10-K for the year 12/31/07 and in our Form S-4 registration statement which has been filed but not yet declared effective, all as currently on file with the SEC.
That being said, I would like to thank everybody for joining the call this morning. I’m joined on the line this morning with Irma Tavares, our Chief Operating Officer; Harold McElraft, our Chief Financial Officer; and Suzette Berrios, our General Counsel, to answer any questions that may come up.
There’ll be a brief talk this morning. We released the third quarter results. The primary and significant thing that happened during the third quarter was the fact that we surrendered our subordinate bond portfolio to our repo lender in exchange for repayment of the repo line. That resulted in a large paper gain for us; it’s obviously a non-cash gain but a large paper gain as the value of the assets were well below the amount owed on the repo agreement. As you all know, the value of mortgage assets, both the value and the mark are marked more than the value have been continually

Vcall
601 Moorefield Park Dr.
Richmond, VA 23236
Phone: 888-301-5399
Fax: 804-327-7554
info@vcall.com
www.vcall.com
www.investorcalendar.com
dropping. Even as late as last week, the mortgage market saw widening spreads and the expectation is through the end of the year, it will probably get wider with more difficulties in the market.
That being said, that was the main impact on our financial statements for the third quarter and actually for the nine months year-to-date. As a result, our balance sheet shrunk dramatically from year end ‘07 to the current position. I think the other important thing for the company and the most important thing going forward is the fact that we completed our merger agreement. In October was the final amendment; it was actually signed in September with the final amendment done in October and we also filed on November 5th, we filed our S-4 registration statement which in total with all the exhibits runs some 600 pages. That has not been yet declared effective. It’s available on the SEC site and the EDGAR site and through our site to get to EDGAR for those investors that want to look at it. As it becomes effective, there will be a mailing to all shareholders with all the required information for the stockholder meeting which will be held to vote on the transaction.
That’s basically all I had in terms of prepared remarks for this morning. As I said, the important factor is we are going forward with the merger with Walter Mortgage and the filing of the S-4 was the next major step in this to be completed, has been completed, and we are now waiting for comments from the SEC with an expected closing date in mid February.
I’ll open up the questions now, Doug. Thank you.
Operator
Thank you. Ladies and gentlemen, at this time, we will now be conducting a question and answer session. If you would like to ask a question, you may press *1 on your telephone keypad. A confirmation tone will indicate your line is in the question queue. You may press *2 if you would like to remove your question from the queue. For participants using speaker equipment, it may be necessary to pick up your handset before pressing the * keys.
Our first question comes from line of David Taylor with David P. Taylor & Company. Please proceed with your question.
David Taylor — David P. Taylor & Company
Thank you. John, could you give us some idea what the pro forma earnings look like for the nine months or third quarter or whatever you happen to have for the merged company.
John A. Burchett — Hanover Capital Mortgage Holdings, Inc — President and Chief Executive Officer
I will, David, and let me... I have... it will take me a minute to get there... it’s in the S-4 filing. Let me see if I can answer other questions and come back to that. If you have other questions, I’ll ask somebody look that up, and Harold may have that handy, too. So, Harold, could you take a look at that. I just got to find the right place in the S-4 where that’s in there so I’m quoting the right numbers but I will find it before the end of the call.

Vcall
601 Moorefield Park Dr.
Richmond, VA 23236
Phone: 888-301-5399
Fax: 804-327-7554
info@vcall.com
www.vcall.com
www.investorcalendar.com
David Taylor — David P. Taylor & Company
Okay.
John A. Burchett — Hanover Capital Mortgage Holdings, Inc — President and Chief Executive Officer
You have any other questions, David?
David Taylor — David P. Taylor & Company
You mentioned, the projected merger date of mid February, do you have an idea as to when the shareholders’ meeting is going to be?
John A. Burchett — Hanover Capital Mortgage Holdings, Inc — President and Chief Executive Officer
I don’t in a sense we need to have... it’s at least 30 days out from the time we get effective. I think it takes us at least, I don’t know, 20 to 30 days to get the meeting called so it’s really dependent on when we’re declared effective by the SEC.
David Taylor — David P. Taylor & Company
Okay. That’s about all I have right now.
John A. Burchett — Hanover Capital Mortgage Holdings, Inc — President and Chief Executive Officer
Okay. I do have... just for your information, it’s probably easy to look this up so you get all the numbers.
David Taylor — David P. Taylor & Company
But what page are you on?
John A. Burchett — Hanover Capital Mortgage Holdings, Inc — President and Chief Executive Officer
On the S-4, I’m on page 236.
David Taylor — David P. Taylor & Company
Okay.
John A. Burchett — Hanover Capital Mortgage Holdings, Inc — President and Chief Executive Officer
And the S-4 has... we don’t have the nine months in as yet in the S-4 and we’ll be updating it for the nine months but for the six-month period, it shows a net loss of $45 million for the combined company but there’s significant number of notes that go into special items that went into that which I’d rather refer you to the document than to try to cover all that and leave something important out. But there’s really three pages of notes on page 237, 238, 239, and part of 240 going through what the adjustments were and I think, David, it’d be probably clearer to you if you go through that rather than I kind of pinpoint one or two differences.

Vcall
601 Moorefield Park Dr.
Richmond, VA 23236
Phone: 888-301-5399
Fax: 804-327-7554
info@vcall.com
www.vcall.com
www.investorcalendar.com
David Taylor — David P. Taylor & Company
Without all these adjustments, on an operating basis, will the merged company have a profit?
John A. Burchett — Hanover Capital Mortgage Holdings, Inc — President and Chief Executive Officer
Our expectation is on a pro forma going forward basis, it will have a profit, yes.
David Taylor — David P. Taylor & Company
Okay. Thank you.
John A. Burchett — Hanover Capital Mortgage Holdings, Inc — President and Chief Executive Officer
Thank you.
Operator
Ladies and gentlemen, as a reminder, it is *1 to ask a question.
Mr. Burchett, there is no other question in the queue at this time.
John A. Burchett — Hanover Capital Mortgage Holdings, Inc — President and Chief Executive Officer
Yes. Okay. Well, thanks everybody for joining the call. If there are further questions with regard to the merger, I would refer you to the SEC filing where the more complete information is. If there’s anything I can help with, feel free to call me directly and to the extent that it’s public information, I’d be glad to discuss it with anybody. Thanks, again, for joining the call. Goodbye.

4